                          SUPPLEMENTAL AGREEMENT NO. 1

                                       to

                           PURCHASE AGREEMENT NO. 2252

                                     between

                          MCDONNELL DOUGLAS CORPORATION

                                       and

                             HAWAIIAN AIRLINES, INC.

                    Relating to Boeing Model 717-22A Aircraft

                                ----------------

             THIS SUPPLEMENTAL AGREEMENT, entered into as of March 1, 2000, by and between MCDONNELL DOUGLAS CORPORATION, a wholly-owned subsidiary of The Boeing Company (Boeing), and HAWAIIAN AIRLINES, INC., a corporation doing business in the State of Hawaii, with its principal office in Honolulu, Hawaii (Customer);


                              W I T N E S S E T H:


             WHEREAS, the parties hereto entered into an agreement dated as of December 31, 1999, relating to Boeing Model 717-22A aircraft, which agreement, as amended, and supplemented together with all exhibits and specifications attached thereto and made a part thereof which is hereinafter called the "Purchase Agreement," and;

             WHEREAS, the parties desire to amend the Agreement to revise the delivery stream to reschedule one of the October 2001 aircraft to September 2001.

             NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:


                                     SA1-1

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents (attached) is substituted in lieu thereof (to reflect the changes listed below).

2. Table 1., "AIRCRAFT DELIVERIES AND DESCRIPTIONS", is deleted in its entirety and a new Table 1., "AIRCRAFT DELIVERIES AND DESCRIPTIONS", (attached) is substituted in lieu thereof (to reflect the revised delivery stream).

3. Letter Agreement 6-1166-EMM-0299, "Other Matters" is deleted in its entirety and a revision, Letter Agreement 6-1166-EMM-0299R1, "Other Matters" (attached) is substituted in lieu thereof (to add further schedule definition to the second September 2001 aircraft delivery).

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

MCDONNELL DOUGLAS CORPORATION
a wholly-owned subsidiary of
THE BOEING COMPANY                            HAWAIIAN AIRLINES, INC.


By:   /S/                                     By:  /S/
   ------------------------                      -----------------------

Its:  Attorney-In-Fact                        Its:
    -----------------------                       ----------------------


                                              By:  /S/
                                                 -----------------------

                                              Its:
                                                  ----------------------


                                     SA1-2

                                   TABLE 1 TO
                          PURCHASE AGREEMENT NO. 2252
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

                           REDACTED IN ITS ENTIRETY

                                TABLE OF CONTENTS

                                                                                          REVISED BY
                                                                                              SA
ARTICLES                                                                                    NUMBER
--------                                                                                    ------

       1.         Quantity, Model and Description

       2.         Delivery Schedule

       3.         Price

       4.         Payment

       5.         Miscellaneous


TABLE
-----

       1.         Aircraft Information Table                                                 SA-1

EXHIBIT
-------

       A.         Aircraft Configuration

       B.         Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
---------------------

       BFE1.      BFE Variables

       CS1.       Customer Support Variables

       EE1.       Engine Escalation/Engine Warranty and Patent Indemnity

       SLP1.      Service Life Policy Components


                                       i

                                                                                        REVISED BY
                                                                                        SA NUMBER

LETTER AGREEMENTS
-----------------

STANDARD:
---------

2252-1                     Customer Support Matters

2252-2                     Spares Initial Provisioning

CONFIDENTIAL:
-------------

6-1166-EMM-0251            Aircraft Performance Guarantees

6-1166-EMM-0252            Promotional Support

6-1166-EMM-0253            Business Matters

6-1166-EMM-0254            Purchase Rights Aircraft
                           and Aircraft Model  Substitution

6-1166-EMM-0255            Deferred Advance Payments

6-1166-EMM-0272            Liquidated Damages for
                           Non-Excusable Delay

canceled and superseded by:

6-1166-EMM-0299R1          Other Matters                                                     SA-1

6-1166-EMM-0300            Financing Matters

6-1166-EMM-0301            Spares Commitments


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